UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2020

SEATECH VENTURES CORP

(Exact name of registrant as specified in its charter)

Nevada	333-230479	61-1882326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11-05 & 11-06, Tower A, Ave 3 Vertical Business Suite,

Bangsar South, Kuala Lumpur 59200, Malaysia

(Address of principal executive offices (zip code))

+60322421288

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	-	The OTC Market- Pink Sheets

ITEM 8.01 OTHER EVENTS

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “SEC Order”). The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

SEATech Ventures Corp (‘The Company’) is unable to file its Form 10-Q for the quarter ended March 31, 2020 (the “Report”) on time due to circumstances related to the COVID-19 global outbreak. The main operation of the company is carried out in Kuala Lumpur, Malaysia. On March 16, 2020, the Malaysian government has imposed Movement Control Oder (MCO) for the period from March 18, 2020 to March 31, 2020. The MCO was later extended for additional two weeks to April 14, 2020, and subsequently to April 28, 2020 and May 12, 2020. Under the MCO, only businesses categorized under essential services (e.g. water, electricity, energy, telecommunications, postal, transportation, banking, health, pharmacy and food supply etc.) are allowed to operate with limited business hours. All other non-essential businesses are required to halt physical operations and public are only allowed to leave home for certain reasons, such as seeking medical assistance and buying groceries

The essential accounting documents and information are stored in the Company’s office in Kuala Lumpur and the industry which the company operates in is not deemed as essential services by the Malaysian government. As such, the accounting staffs of the Company have limited access to the document and information necessary, which have affected our operations along with our accountants, auditors, consultants and professional advisors in their efforts to timely file the Report. In reliance of the SEC Order, we will endeavor to file the Report no later than June 29, 2020, which is within 45 days from the original due date

Below is a risk factor regarding COVID-19 that our shareholders and potential investors should consider with respect to the impact of the COVID-19 pandemic on our business operations and ability to complete financial statements to comply with our reporting requirements under the Exchange Act.

A pandemic, epidemic or outbreak of an infectious disease in the markets in which we operate or that otherwise impacts our facilities or advisors could adversely impact our business and/or our ability to complete financial reports to enable us to comply with our reporting obligation under the Exchange Act.

If a pandemic, epidemic, or outbreak of an infectious disease including the recent outbreak of respiratory illness caused by a novel coronavirus (COVID-19) or other public health crisis were to affect our markets or facilities or those of our suppliers or accountants or advisors, our business could be adversely affected. A pandemic typically results in social distancing, travel bans and quarantine, and this may limit access to our employees and professional advisors. These factors may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, employees, consultants, service providers, shareholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Form 10-Q to be filed with the SEC as well as any subsequent filings made by us pursuant to the Exchange Act, each of which is available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATECH VENTURES CORP

Date: May 1, 2020	By:	/s/ CHIN CHEE SEONG
CHIN CHEE SEONG
Chief Executive Officer
(President, Secretary, Treasurer, Director)

Date: May 1, 2020	By:	/s/ SEAH KOK WAH
SEAH KOK WAH
Chief Investment Officer
(Director)